REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
To the Shareholders and Board of
Trustees of Scout Funds:
In planning and performing our audits
of the financial statements of Scout
Funds, including the Scout
International Fund, Scout Emerging
Markets Fund, Scout Global Equity
Fund, Scout Equity Opportunity Fund,
Scout Mid Cap Fund, Scout Small Cap
Fund, Scout Low Duration Bond
Fund, Scout Core Bond Fund, Scout
Core Plus Bond Fund, and Scout
Unconstrained Bond Fund (the
Funds), as of June 30, 2015, and for
each of the periods presented, in
accordance with the standards of the
Public Company Accounting
Oversight Board (United States), we
considered the Funds internal control
over financial reporting, including
control over safeguarding securities,
as a basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Funds internal
control over financial reporting.
Accordingly, we express no such
opinion.
The management of the Funds is
responsible for establishing and
maintaining effective internal control
over financial reporting. In fulfilling
this responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of controls.
A companys internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the preparation
of financial statements for external
purposes in accordance with generally
accepted accounting principles. A
companys internal control over
financial reporting includes those
policies and procedures that (1)
pertain to the maintenance of records
that, in reasonable detail, accurately
and fairly reflect the transactions and
dispositions of the assets of the
company (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements in
accordance with generally accepted
accounting principles, and that
receipts and expenditures of the
company are being made only in
accordance with authorizations of
management and trustees of the
company and (3) provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use, or disposition of a
companys assets that could have a
material effect on the financial
statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with the
policies or procedures may
deteriorate.
A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees,
in the normal course of performing
their assigned functions, to prevent or
detect misstatements on a timely
basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control over
financial reporting, such that there is a reasonable possibility that a material misstatement of the companys annual or interim financial statements will not be prevented or detected on a timely basis.
Our consideration of the Funds
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States). However, we
noted no deficiencies in the Funds
internal control over financial
reporting and its operation, including
controls for safeguarding securities
that we consider to be a material
weakness, as defined above, as of
June 30, 2015.
This report is intended solely for the
information and use of management
and the Board of Trustees of Scout
Funds and the Securities and
Exchange Commission and is not
intended to be, and should not be,
used by anyone other than these
specified parties.


/s/ DELOITTE & TOUCHE LLP

Kansas City, Missouri
August 28, 2015